UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024 (June 14, 2024)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – par value $0.001 per share	REGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) held on June 14, 2024, Regeneron’s shareholders voted on the matters set forth below.

Proposal 1 – Election of Directors

The following nominees for Class III directors were elected to serve until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
N. Anthony Coles, M.D.	110,481,731	1,873,397	99,413	4,213,730
Kathryn Guarini, Ph.D.	111,988,738	359,659	106,144	4,213,730
Arthur F. Ryan	81,009,658	31,288,101	156,782	4,213,730
George L. Sing	102,751,205	9,574,839	128,497	4,213,730

The following nominee for Class II director was elected to serve until the 2026 Annual Meeting of Shareholders and until his successor is duly elected and qualified based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
David P. Schenkein, M.D.	106,839,998	5,501,139	113,404	4,213,730

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was approved based upon the following votes:

For:	111,350,016
Against:	5,257,636
Abstain:	60,619

Proposal 3 – Advisory Vote on Executive Compensation

The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed April 25, 2024 was approved based on the following votes:

For:	106,667,264
Against:	5,579,814
Abstain:	207,463
Broker Non-Votes:	4,213,730

Proposal 4 – Non-Binding Shareholder Proposal Requesting Simple Majority Voting Requirements

The non-binding shareholder proposal requesting simple majority voting requirements was approved based upon the following votes:

For:	85,900,254
Against:	26,365,621
Abstain:	188,666
Broker Non-Votes:	4,213,730

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Executive Vice President, General Counsel and Secretary

Date: June 20, 2024